SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2016
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 19 – SUBSEQUENT EVENTS

JSJ Convertible Note

On August 10, 2016, we borrowed $125,000 from JSJ Investments and used the proceeds for working capital purposes. The note, together with interest at 12% per year, was due and payable on May 10, 2017. We could prepay the loan at any time, and if we were to repay the note on or before October 16, 2016 through February 12, 2016, the principal amount which was being repaid would increase by 30%. On February 13, 2017, the note was repaid in the form of the issuance of 379,100 shares of our common stock to JSJ Investments.

In accordance with ASC 855-10 we have analyzed its operations subsequent to December 31, 2016, to the date these consolidated financial statements were issued, and has determined that, other that as disclosed above, we do not have any material subsequent events to disclose in these consolidated financial statements.